THIS WARRANT AND THE SHARE ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (ii) UPON FIRST FURNISHING TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER IS NOT IN VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE ACT OR ANY STATE SECURITIES LAW.

Warrant No. W 1                             7,761 Shares (subject to adjustment)

                          COMMON STOCK PURCHASE WARRANT
                          -----------------------------

                            To Subscribe for Share of

                                  Common Stock

                                       of

                                HLM DESIGN, INC.,
                             a Delaware corporation

                  THIS CERTIFIES THAT, in exchange for the sum of $10,800.00 in cash and for other good and valuable consideration, Pacific Capital., L.P., a Delaware limited partnership (the "Holder") is entitled to subscribe for and purchase from HLM Design, Inc., a Delaware corporation (the "Company") up to seven thousand seven hundred sixty-one (7,761) shares (subject to increase and adjustment as set forth herein) of the Company's Common Stock, $0.01 par value per share (the "Shares") at a price of $0.01 per share (the "Warrant Price") at any time from the date hereof to and including 5:00 p.m. (EDT) on July 31, 2002 (or the next following business day if such day is not a business day), subject to the terms and conditions stated in this Warrant. At the time of issuance of this Warrant and including this Warrant, the Company has outstanding, on a fully diluted/converted basis calculated in accordance with generally accepted accounting principles in effect on the date hereof, 64,672 shares of Common Stock.

                  In the event that the indebtedness owed by the Company to the Holder pursuant to that certain Note (the "Note") purchased by Holder from the Company pursuant to that certain Note Purchase Agreement, dated May 30, 1997, is not repaid in full on or before May 30, 1999, then the number of shares of the Company's Common Stock that may be purchased by the Holder of this Warrant shall increase by 260 shares on each May 30 thereafter, until the indebtedness is paid in full. Such increase shall occur automatically and without the need for the Holder of this Warrant to make demand therefore or to tender this Warrant to the Company for replacement; provided, however, that if the Holder elects to tender this Warrant to the Company for a replacement warrant, the Company shall promptly thereafter deliver to the Holder a new Warrant setting forth the total number of shares of the Company's common stock then covered by the Warrant.

                  1.       Exercise of Warrant.

                  The rights represented by this Warrant may be exercised by the Holder hereof in whole or in part (provided that this Warrant may not be exercised for fractional shares) by the surrender to the Company of this Warrant and delivery of an executed Subscription Notice in the form attached hereto to the Company at its principal office at any time or times within the period specified above, accompanied by payment for the Shares so subscribed for by either (i) delivery of cash or certified or bank checks in lawful money of the United States or (ii) cancellation of a portion of any indebtedness owed by the Company to Holder pursuant to the Note in an amount equal to the exercise price for the portion of the Warrant being exercised, at the option of the Holder. In the event of the partial exercise of the rights represented by this Warrant, a new Warrant representing the number of Shares as to which this Warrant shall not have been exercised shall be promptly issued to the Holder. In any event, such a new Warrant and a certificate or certificates for the Shares purchase by exercise of this Warrant shall be delivered by the Company to the Holder not later than ten days after payment for the purchased Shares is received by the Company. The Company covenants and agrees that it will pay when due any and all state and federal issue taxes which may be payable in respect of the issuance of this Warrant or the issuance of any Shares upon exercise of this Warrant.

                  2.       Validity of Issue.

                  The Company warrants and agrees that all Shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and non-assessable and free from all taxes, liens, charges and preemptive rights, if any, with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

                  3.       Investment Representation.

                  The Holder by accepting this Warrant represents that this Warrant is acquired for the Holder's own account for investment purposes and not with a view to any offering or distribution and that the Holder has no present intention of selling or otherwise disposing of this Warrant or the underlying Shares. Upon exercise, the Holder will confirm in respect of securities obtained upon such exercise, that it is acquiring such securities for its own account and not with a view to any offering or distribution in violation of applicable securities laws.

                  4. Adjustments to the Number of Shares.

                  The kind of securities purchasable upon the exercise of this Warrant and the number of shares purchasable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events as follows:

                           (a) Reclassification, Consolidation or Merger. In
case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation, other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification of change or outstanding securities issuable upon exercise of this Warrant, or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall execute a new Warrant, providing that the Holder shall have the right to exercise such new Warrant and procure upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, or merger by a holder of one share of Common Stock. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. No consolidation or merger of the Company with or into another corporation referred to in the first sentence of this subsection (a) shall be consummated unless the successor or purchasing corporation referred to above shall have agreed to issue a new Warrant as provided in this Section 4. The provisions of this Subsection
(a) shall similarly apply to successive reclassification, changes, consolidations, mergers and transfers.

                           (b) Subdivision or Combination of Shares. If the
Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine the Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of combination.

                           (c) Stock Dividends. If the Company at any time while
this Warrant is outstanding and unexpired shall pay a dividend payable in Common Stock, or make any other distribution payable in Common Stock, with respect to Common Stock (except any distribution specifically provided for in the foregoing Subsections (a) or (b)), then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitle to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

                           (d) Adjustment of Number of Shares. Upon each
adjustment in the Warrant Price pursuant to any of Subsections 4(b) and (c), the number of shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator or which shall be the Warrant Price immediately thereafter.

                           (e) Notice of Adjustments. Upon any adjustment of
this Warrant under this Section 4, then and in each such case the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the Holder of this Warrant at its address registered on the books of the Company, which notice shall state (i) the increase or decrease, if any, in the Warrant Price resulting from such adjustment, and (ii) the increase or decrease, if any, in the number of Shares purchasable at such price upon the exercise of this Warrant, and (iii) any change in the type of security issuable upon exercise hereof setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  5.       Issuance of Additional Capital Stock

                           (a) The Company covenants and agrees that it shall
not sell any shares of the Company's capital stock at a price below the greater of $64.00 per share (as adjusted for stock splits, stock dividends, recapitalizations and the like) for such shares or the fair market value of such shares, without the prior written consent of the Holder hereof. In the event that the Company sells shares of the Company's capital stock in violation of this Section 5(a), the number of shares issuable upon exercise of this Warrant shall be equal to the product obtained by multiplying the number of shares issuable pursuant to this Warrant prior to such sale by the quotient obtained by dividing (i) the greater of the fair market value of the shares or $64.00 per share (as adjusted for stock splits, stock dividends, recapitalizations and the like) for such shares issued in violation of this Section 5(a) by (ii) the price at which such shares were sold.

                           (b) The Company shall give to the Holder at least 20
days' prior written notice, by first class mail, postage prepaid, addressed to the Holder at its address registered on the books of the Company, of the record date for determining the Holders of Shares who shall be granted rights for or to purchase, or any options for the purchase of, any capital stock of the Company or evidence of indebtedness, or other securities directly or indirectly convertible into or exchangeable for Common Stock, to the end that the Holder may exercise its rights to acquire Common Stock under this Warrant, by delivery or an executed Subscription Notice in accordance with Section 1 prior to said record date, and may thereby receive the same rights as other holders of Common Stock on said record date.

                  6.       Miscellaneous

                           6.1. Definition. As used herein, the term "Common
Stock" shall mean and include the Company's presently authorized Common Stock, $0.01 par value, and stock of any other class into which such presently authorized Common Stock may hereafter be changed.

                           6.2. Rights as Warrantholder; Rights Offerings;
Preemptive Rights; Preference Rights. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company, or to any other rights whatsoever except the rights herein expressed, and no cash dividend paid out of earnings or surplus or interest shall be payable or accrue in respect of this Warrant or the interest represented hereby or the Shares which may be subscribed for and purchase hereunder until and unless and except to the extent that the rights represented by this Warrant shall be exercised. Notwithstanding the foregoing, if the Company should offer to all of the Company's shareholders the right to purchase any securities of the Company, then all shares of Common Stock that are subject to this Warrant shall be deemed to be outstanding and owned by the Holder and the Holder shall be entitled to participate in such rights offering. The Company shall not grant any preemptive rights with respect to any of its capital stock without the prior written consent of the Holder. The Company shall not issue any securities which entitle the holder thereof to obtain any preference over holders of Common Stock upon the dissolution, liquidation, winding-up, sale, merger or reorganization of the Company without the prior written consent of the Holder.

                           6.3. Replacement Warrants. This Warrant is
exchangeable, upon the surrender hereof at the office or agency of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said Holder hereof at the time of such surrender.

                           6.4. Registration Rights. The shares of Common Stock
that may be acquired by the Holder from the Company upon exercise of this Warrant shall be entitled to the benefits of a certain Registration Rights Agreement between the Company and the Holder dated May 30, 1997.

                           6.5. Observation Rights. In addition to such other
rights as Holder may have, the original Holder of this Warrant shall receive notice of and be entitled to attend or may send a representative to attend all meetings of the Company's Board of Directors in a non-voting observation capacity. The original Holder and each subsequent Holder of this Warrant shall
(a) receive copies of all notices, packages and documents provided to members of the Company's Board of Directors for each board of directors meeting, and (b) receive copies of all actions taken by written consent by the Company's Board of Directors from the dates hereof until such time as this Warrant is exercised in full or expires. The Company's failure to make delivery of the foregoing shall not impair the validity of any action taken by the Board of Directors.

                           6.6. Shareholders Agreement. Upon the exercise of
this Warrant for any or all the Shares hereunder, Holder shall become a party to, and be entitled to the rights under, such Shareholders' Agreement between the Company and the shareholders thereof which has been approved by the original Holder of this Warrant.

                  7.       Transfer and Registration.

                           7.1. Compliance with Securities Laws. If any proposed
transfer of this Warrant, in whole or in part, or the Shares issuable upon exercise of this Warrant might reasonably involve a public offering of the same contrary to the investment representations in Section 3, the Company may require, as a condition precedent to such transfer, an opinion of counsel, satisfactory to it, that the proposed transfer will not involve a public offering which is required to be registered under the Securities Act of 1933. However, no such requirement shall be imposed during such time as a new registration statement or a post-effective amendment thereof covering the Shares or part thereof being transferred is in effect.

                           7.2. Transfer. Subject to Section 7.1 hereof, this
Warrant and all rights hereunder are transferable, in whole or in part, on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with an assignment of this Warrant in the form attached hereto duly executed by the Holder or its agent or attorney. If transferred in part, upon the surrender of this Warrant two (2) or more new Warrants, together representing the total number of Shares as to which this Warrant applies, shall be promptly issued to the Holder and its transferee(s).

                  8.       Put Agreement.

                           (a) The Company hereby irrevocably grants and issues
to the Holder the right and option to sell to the Company (the "Put") this Warrant for a period of 30 days immediately prior to the expiration hereof, at a purchase price (the "Purchase Price") equal to the Fair Market Value (as hereinafter defined) of the shares of Common Stock issuable to the Holder upon exercise of this Warrant less the exercise price.

                           (b) The Company shall pay to the Holder, in cash or
certified or cashier's check, the Purchase Price in exchange for the delivery to the Company of this Warrant within thirty (30) days of the receipt of written notice from the Holder of its intention to exercise the Put.

                           (c) The Fair Market Value of the shares of Common
Stock of the Company issuable pursuant to this Warrant shall be determined as follows:

                                    (i) The Company and the Holder shall each
                           appoint an independent, experienced appraiser who is a member of a recognized professional association of business appraisers. The two appraisers shall determine the value of the shares of Common Stock which would be issued upon the exercise of the Warrant assuming that the sale would be between a willing buyer and a willing seller, both of whom have full knowledge of the financial and other affairs of the Company, and neither of whom is under any compulsion to sell or buy.

                                    (ii) If the highest of the two appraisals is
                           not more than 10% more than the lowest of the appraisals, the Fair Market Value shall be the average of the two appraisals. If the highest of the two appraisals is 10% more than the lowest of the two appraisals, then a third appraiser shall be appointed by the two appraisers, and if they cannot agree on a third appraiser, the American Arbitration Association shall appoint the third appraiser. The third appraiser, regardless of who appoints him or her, shall have the same qualifications as the first two appraisers.

                                    (iii) The Fair Market Value after the
                           appointment of the third appraiser shall be the mean of the three appraisals.

                                    (iv) The fees and expenses of the appraisers
                           shall be paid one-half by the Company and one-half of by the Holder.

                  IN WITNESS WHEREOF, the Company has caused this Warrant (W-1) to be signed by its President and attested by its Secretary as of the 30th day of May, 1997.

                                              HLM DESIGN, INC.


                                              By:/s/ Joseph M. Harris
                                                 ----------------------------
                                                    President

Attest:

/s/ Vernon B. Brannon
---------------------------
Asst. Secretary

                           FORM OF SUBSCRIPTION NOTICE
                   (To be signed only on exercise of Warrant)

TO: _______________________

                  The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant form and to purchase thereunder, __________ shares of Common Stock of and herewith makes payment of $_______ therefor in cash and requests that the certificates for such shares be issued in the name of, and delivered to ___________________________ whose address is _________________________ and whose taxpayer identification number is ________ .

Dated:__________________ __________________________________________________________________
                         (Signature must conform to name of holder as specified on the face of this Warrant)


                         __________________________________________________________________

                         __________________________________________________________________
                                                    (Address)


                                   ----------

                               FORM OF ASSIGNMENT
                   (To be signed only on transfer of Warrant)

                  For value received, the undersigned hereby sells, assigns, and transfers unto ___________________________ the right represented by the within Warrant to purchase shares of Common Stock of _______________________________ to which the within Warrant relates, and appoints _________________________ as its Attorney to transfer such right on the books of ________________________________
__________________________________ with full power of substitution in the premises.


Dated: _______________________      __________________________________________________________________
                                    (Signature must conform to name of holder as specified on the face of this Warrant)


Signed in the presence of: ___________________________________________________________________________